UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

Univar Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Univar Solutions Inc. (the “Company”) Annual Meeting, held on May 5, 2022, the Company’s stockholders (i) elected eleven directors, each to serve as directors and hold office until the 2023 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 23, 2022 (as amended, the “Proxy Statement”), (iii) approved, on a non-binding advisory basis, “1 Year” as the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of these proposals is described in more detail in the Proxy Statement.

The matters voted upon at the Annual Meeting and the results of the votes are as follows:

1.	Proposal 1: Election of Directors, Each to Serve for a Term of One Year

	For	Withhold	Broker Non-Votes
Ms. Joan A. Braca	149,974,236	2,633,669	2,426,845
Mr. Mark J. Byrne	150,042,791	2,565,114	2,426,845
Mr. Daniel P. Doheny	150,066,479	2,541,426	2,426,845
Mr. Richard P. Fox	146,527,227	6,080,678	2,426,845
Ms. Rhonda Germany	141,848,974	10,758,931	2,426,845
Mr. David C. Jukes	151,929,771	678,134	2,426,845
Mr. Varun Laroyia	152,002,825	605,080	2,426,845
Mr. Stephen D. Newlin	151,842,908	764,997	2,426,845
Mr. Christopher D. Pappas	151,457,665	1,150,240	2,426,845
Mr. Kerry J. Preete	151,802,288	805,617	2,426,845
Mr. Robert L. Wood	151,589,393	1,018,512	2,426,845

2.	Proposal 2: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
151,401,794	1,099,006	107,105	2,426,845

3.	Proposal 3: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

1Year	2 Years	3 Years	Abstain	Broker Non-Votes
147,396,606	12,689	5,087,653	110,957	2,426,845

In light of these voting results, the Company’s Board of Directors has determined that the Company will include a non-binding advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of such advisory votes.

4.	Proposal 4: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2022

For	Against	Abstain	Broker Non-Votes
154,027,792	682,542	324,416	NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2022	Univar Solutions Inc.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary